Income Taxes - Summary of Deferred Tax Assets and Liabilities (Details) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020
Deferred tax assets
Net operating losses	$ 68	$ 0
Allowance for bad debts	17	0
Inventory reserves	116	0
Other accruals	8	0
Interest expense limitation	38	0
Total deferred tax assets	247	0
Deferred tax liabilities
Fixed assets	(487)	0
Intangibles	(2,647)	0
Cash-to-accrual adjustments	(122)	0
Total deferred tax liabilities	(3,256)	$ 0
Total net deferred tax liabilities	$ (3,009)